Vanguard® Short-Term Inflation-Protected Securities Index Fund
Schedule of Investments (unaudited)
As of December 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/2026	2,672,536	2,663,558
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/2026	1,278,697	1,274,801
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2026	2,197,130	2,177,647
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2026	2,694,219	2,678,643
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	3,036,779	3,008,547
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	2,445,681	2,415,683
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	1,232,766	1,242,686
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	3,107,144	3,050,584
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	2,757,804	2,725,701
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	3,115,805	3,139,417
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	2,813,059	2,763,830
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	1,164,124	1,172,855
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	3,074,696	3,062,685
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	1,187,858	1,246,601
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	2,442,566	2,413,942
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	3,165,086	3,260,533
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	2,109,006	2,077,206
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	1,075,657	1,110,616
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	3,223,332	3,293,087
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	1,367,735	1,474,055
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	2,487,164	2,397,393
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	3,358,528	3,392,901
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	2,808,769	2,665,039
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	3,481,682	3,500,723
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	3,092,172	2,920,170
	United States Treasury Inflation Indexed Bonds	1.125%	10/15/2030	3,583,499	3,531,147
Total U.S. Government and Agency Obligations (Cost $64,568,089)					64,660,050
				Shares
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund (Cost $623,379)	3.780%		6,233,799	623,380
Total Investments (100.6%) (Cost $65,191,468)					65,283,430
Other Assets and Liabilities—Net (-0.6%)					(358,170)
Net Assets (100%)					64,925,260
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability). The fund had no open futures contracts at December 31, 2025.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of December 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	64,660,050	—	64,660,050
Temporary Cash Investments	623,380	—	—	623,380
Total	623,380	64,660,050	—	65,283,430